                                                                EXHIBIT 10(j)(i)

                 SUMMARY OF THE EXTENSION OF THE EXCESS COVERAGE
                   DIRECTORS AND OFFICERS LIABILITY INSURANCE
              POLICY NO. ZKA9400406 (THE "EXCESS INSURANCE POLICY")

The Excess Insurance Policy has been extended from August 11, 1995 to August 11, 1996. The annual premium is $90,000.